UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2004

CONCORD COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	0-23067	04-2710876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Nickerson Road, Marlboro, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 460-4646

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Concord Communications, Inc. filed today with the Securities and Exchange Commission a Schedule TO pursuant to which it will conduct a tender offer to purchase for cash any and all outstanding options to purchase shares of its common stock, par value $0.01 per share, with an exercise price of $25.00 per share or more granted under Concord’s 1997 Stock Plan, as amended.

The terms of the tender offer are more fully described in the tender offer documents filed by Concord today with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.

Date: September 27, 2004	By:	/s/ Melissa H. Cruz Melissa H. Cruz Executive Vice President of Business Services, Chief Financial Officer and Treasurer

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